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                                                                EXHIBIT 10.11(C)

LOGO

                          CERTIFICATION OF RESOLUTIONS

                           THE BOARD OF DIRECTORS OF

                            LITTON INDUSTRIES, INC.

     I, the undersigned JEANETTE M. THOMAS, Secretary of Litton Industries, Inc., a corporation organized and existing under the laws of the State Delaware, DO HEREBY CERTIFY that the following is a true and correct extract of certain resolutions duly adopted by the Board of Directors of said corporation on August 3, 1995, in accordance with the laws of Delaware and By-laws of this corporation, and that these resolutions are in full force and effect as of the date hereof:

        RESOLVED, that Sections (b) and (c) of Article 3 of the Corporation's Performance Award Plan be amended to read as follows:

           (b) For each fiscal year commencing with the fiscal year beginning August 1, 1995, the Committee shall determine if an amount is to be credited to the Account. The Committee may credit any amount that is not in excess of 5% of the amount by which the Net Earnings Before Taxes exceeds 18% of the Shareholders Investment as of the end of the preceding fiscal year. If total awards are not made in accordance with Article 4 equal to the credit, then the credit shall then be reduced to equal the aggregate amount of awards.

           (c) At any time, the Account will be equal to the aggregate amount of awards previously made and awaiting payment plus the amount of the credit for the then fiscal year made pursuant to this Article 3, less payments made pursuant to Article 5.

     IN WITNESS WHEREOF, I have here unto subscribed my name and affixed the seal of said corporation at Woodland Hills, California, this 12th day of September, 1995.

[SEAL]                                    /s/  JEANETTE M. THOMAS
                                          --------------------------------------
                                          Jeanette M. Thomas
                                          Secretary